ARTICLES OF MERGER

                                       OF

                              DIOMED HOLDINGS, INC.


                                       AND

                        DIOMED HOLDINGS (DELAWARE), INC.

To the Secretary of State
State of Nevada

     Pursuant to the provisions of Chapter 92A, Nevada Revised Statutes, the foreign corporation and the domestic corporation herein named do hereby adopt the following Articles of Merger.

     FIRST: An Agreement and Plan of Merger for merging Diomed Holdings, Inc., a corporation for profit organized and existing under the laws of the State of Nevada, with and into Diomed Holdings (Delaware) Inc., a corporation for profit organized and existing under the laws of the State of Delaware has been adopted by the Board of Directors of Diomed Holdings, Inc. and by the Board of Directors of Diomed Holdings (Delaware), Inc.

     SECOND: The said Agreement and Plan of Merger was submitted to the stockholders of Diomed Holdings, Inc. by its Board of Directors pursuant to the provisions of Chapter 92A, Nevada Revised Statutes, and the manner of approval thereof by said stockholders was as follows:

     (i) The designation, the number of outstanding shares, and the number of votes entitled to be cast by each class entitled to vote on the Agreement and Plan of Merger are as follows:

          (a) Designation of class: common.

          (b) Number of outstanding shares of class: 14,200,000 common and 3,691,222.5 class A convertible preferred.

          (c) Number of votes of class entitled to be cast: 28,965,690 (voting as one class, constituted by 14,200,000 common votes and 14,765,690 class A preferred votes).

     (ii) The total number of votes cast for and against the merger herein provided for by each class entitled to vote on the Agreement and Plan of Merger is as follows:

          (a) Designation of class: common and class A convertible preferred voting as one class.

          (b) Number of votes of class cast for the Agreement and Plan of
     Merger: 15,875,325.

          (c) Number of votes of class cast against the Agreement and Plan of
     Merger: 14,229.

     (iii) The number of votes cast for the Agreement and Plan of Merger was sufficient for the approval thereof by each class, which vote together as one class for voting purposes.

     THIRD: The merger of Diomed Holdings, Inc. with and into Diomed Holdings (Delaware), Inc. is permitted by the laws of the jurisdiction of organization of Diomed Holdings (Delaware), Inc. and has been authorized in compliance with said laws.

     FOURTH: The Agreement and Plan of Merger was submitted to the stockholders of Diomed Holdings (Delaware), Inc. pursuant to the provisions of the laws of its jurisdiction of organization, and the manner of approval thereof by the stockholders was as follows:

     (i) The designation, the number of outstanding shares, and the number of votes entitled to be cast by each class entitled to vote on the Agreement and Plan of Merger are as follows:

          (a) Designation of class: common.

          (b) Number of outstanding shares of class: 1,000.

          (c) Number of votes of class entitled to be cast: 1,000.

     (ii) The total number of votes cast for and against the merger herein provided for by each class entitled to vote on the Agreement and Plan of Merger is as follows:

          (d) Designation of class: common.

          (e) Number of votes of class cast for Agreement and Plan of Merger:
     1,000.

          (f) Number of votes of class cast against the Agreement and Plan of
     Merger: 1,000.

     (iii) The number of votes cast for the Agreement and Plan of Merger was sufficient for the approval thereof by the said class.

     FIFTH: No amendments to the Certificate of Incorporation are effected by the merger herein provided for, except for the name change of the surviving corporation, Diomed Holdings (Delaware), Inc., to "Diomed Holdings, Inc."


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

     SIXTH: The executed Agreement and Plan of Merger between the aforesaid constituent corporations is on file at the principal place of business of the surviving corporation, the address of which is 1 Dundee Park, Andover, MA 01810. A copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

     SEVENTH: The specified address of Diomed Holdings (Delaware), Inc., where copies of process may be sent by the Secretary of State of the State of Nevada, served pursuant to the provisions of Chapter 92A, Nevada Revised Statutes, in a proceeding to enforce any obligation or the rights of dissenting shareholders of Diomed Holdings, Inc., unless the surviving corporation has designated in writing to the Secretary of State of the State of Nevada a different address for that purpose, is: 1 Dundee Park, Andover, MA 01810.


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



Executed on this the 13th day of May, 2002.

                                                     DIOMED HOLDINGS, INC.


                                                          /s/ Peter Klein
                                               ---------------------------------
                                                          Peter Klein, President



                                                         /s/ Lisa M. Bruneau
                                               ---------------------------------
                                                      Lisa M. Bruneau, Secretary


Executed on this the 13th day of May, 2002.

                                                DIOMED HOLDINGS (DELAWARE), INC.


                                                          /s/ Peter Klein
                                               ---------------------------------
                                                          Peter Klein, President



                                                         /s/ Lisa M. Bruneau
                                               ---------------------------------
                                                      Lisa M. Bruneau, Secretary


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